                                                                    EXHIBIT 10.8

                                 Investment in

                            ROWE COMMUNICATIONS LTD.

                                       By

                       WORKING VENTURES CANADIAN FUND INC






                          BERG KENNEDY CLEAVER BROAD
                            Barristers & Solicitors
                          1900 - 140 Fullarton Street
                                London, Ontario
                                    N6A 5P2

                                 (519) 679-8000

                                     INDEX

BOOK ONE
--------

1. Share Purchase Agreement with Working Ventures Canadian Fund Inc. as Purchaser Schedules attached;

BOOK TWO
--------

2. Certificate of Officer of Rowe Communications Ltd. - Resolutions with respect Working Ventures Transaction attached

3. Certificate of Officer of Rowecom Inc. with all relevant corporate document attached

4.   Unanimous Shareholder's Agreement with respect to Rowecom Inc.

5.   Unanimous Shareholder's Agreement with respect to Rowe Communications Ltd.

6.   Marketing Intangible License Agreement

7.   Technology License Agreement

8.   Marketing Intangible Development Agreement

9.   Security Agreement

10.  Trademark Collateral Security and Pledge Agreement

11.  Memorandum of Grant of Security Interest in Copyrights

12.  Summary of Distribution of Proceeds

13.  Certificate of Merger

14.  Agreement and Plan of Merger

                                  ROWECOM LLC

                                  ("RoweCom")

                                      AND


                           ROWE COMMUNICATIONS LTD.

                              (the "Corporation")

                                      AND


                      WORKING VENTURES CANADIAN FUND INC.

                               (the "Purchaser")





--------------------------------------------------------------------------------

                           SHARE PURCHASE AGREEMENT

--------------------------------------------------------------------------------




                              DATED APRIL 1, 1997

                           SHARE PURCHASE AGREEMENT

                               TABLE OF CONTENTS

                                   ARTICLE I

                                INTERPRETATION

1.1       Defined Terms...................................................

1.2       Gender and Number...............................................
1.3       Headings, Etc...................................................
1.4       Currency........................................................
1.5       Severability....................................................
1.6       Entire Agreement................................................
1.7       Amendments......................................................
1.8       Waiver..........................................................
1.9       Governing Law...................................................
1.10      Inclusion.......................................................
1.11      Accounting Terms................................................
1.12      Incorporation of Schedules......................................

                                   ARTICLE 2

                               PURCHASED SHARES

2.1       Purchase and Sale...............................................
2.2       Receipt.........................................................
2.3       Additional Purchased Shares.....................................

                                   ARTICLE 3

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                       OF THE CORPORATION AND OF ROWECOM

3.1       Representations and Warranties of the Corporation
          and of RoweCom..................................................
3.2       Covenants of the Corporation and RoweCom........................
3.3       Conduct of Business prior to....................................

                                   ARTICLE 4

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

4.1       Representations and Warranties of the Purchaser.................

                                   ARTICLE 5

                             CONDITIONS OF CLOSING

5.1       Conditions for the Benefit of the Purchaser.....................

                                   ARTICLE 6

                                 MISCELLANEOUS

6.1       Notices.........................................................
6.2       Time of the Essence ............................................
6.3       Brokers.........................................................
6.4       Third Party Beneficiaries ......................................
6.5       Expenses........................................................
6.6       Enurement ......................................................
6.7       Counterparts....................................................

                           SHARE PURCHASE AGREEMENT

               THIS AGREEMENT made the 1/st/ day of April, 1997.


BETWEEN:


          ROWECOM LLC, a limited liability company organized and existing under the laws of the State of Delaware

          (hereinafter referred to as "RoweCom")

                                                              OF THE FIRST PART,

          ROWE COMMUNICATIONS LTD., a corporation incorporated under the laws of the Province of Ontario

          (hereinafter referred to as the "Corporation")

                                                             OF THE SECOND PART,
                                    - and -

          WORKING VENTURES CANADIAN FUND INC., a corporation incorporated under the laws of Canada

          (hereinafter referred to as the "Purchaser")

                                                              OF THE THIRD PART.

          WHEREAS:

A. The Corporation has agreed to issue to the Purchaser and the Purchaser, in reliance upon the representations and warranties of the Corporation and of RoweCom contained herein, has agreed to take up and subscribe for 402,892 Preferred Shares in the capital of the Corporation (the "Initial Purchased Shares").


B. Concurrently with the execution hereof, RoweCom and its members are providing an undertaking to the Purchaser to, among other things, convert RoweCom into a corporation organized and existing under the laws of the State of Delaware ("RoweCom Inc.").

C. The Corporation has agreed to issue to the Purchaser and the Purchaser, in reliance upon the representations and warranties of the Corporation and of RoweCom contained herein and subject to certain conditions contain herein, has agreed to subscribe for an additional 1,208,676 Preferred Shares in the capital of the Corporation (the "Additional Purchased Shares").

D. RoweCom has agreed to sell to the Purchaser and the Purchaser, in reliance upon the representations and warranties of the Corporation and of RoweCom contained herein, has agreed to purchase from RoweCom. an option to exchange the Initial Purchased Shares and the Additional Purchased Shares for 1,611,568 common shares in the capital of RoweCom Inc. (the "Exchange Option") (together with the Initial Purchased Shares and the Additional Purchased Shares, the "Purchased Shares").

E. Subsequent to the conversion of RoweCom into RoweCom Inc. and the subscription by the Purchaser for the Additional Purchased Shares, the Purchaser, RoweCom Inc. and its shareholders will enter into a unanimous shareholders' agreement substantially in the form of
          Schedule 22 attached hereto (the "RoweCom Shareholders' Agreement").

F. Concurrently with the execution hereof, the Purchaser, the Corporation, RoweCom and Garry Wolfe are entering into a unanimous shareholders agreement (the "Unanimous Shareholders' Agreement").

          NOW THEREFORE, in consideration of the premises and the mutual agreements contained in this Agreement and other valuable consideration (the receipt and adequacy of this consideration by each of the Parties are acknowledged), the Parties agree as follows:

                                   ARTICLE 1

                                INTERPRETATION

1.1 DEFINED TERMS. As used in this Agreement including the recitals hereto, the following terms have the following meanings:

          "ACCOUNTS PAYABLE" means all accounts payable and accrued liabilities owed by either of the Corporation and RoweCom in connection with the Business;

          "ACCOUNTS RECEIVABLE" means all accounts receivable, notes receivable and other debts due or accruing due to either of the Corporation and RoweCom, in connection with the Business;

          "ADDITIONAL PURCHASED SHARES" has the meaning ascribed thereto in the recitals;

          "AGREEMENT" means this share purchase agreement and all schedules and instruments in amendment or confirmation of it; "HEREOF", "HERETO" AND "HEREUNDER" and similar expressions mean and refer to this Agreement and not to any particular Article, Section, Subsection or other subdivision; "ARTICLE", "SECTION", "SUBSECTION" or other subdivision of this Agreement followed by a number means and refers to the specified Article, Section, Subsection or other subdivision of this Agreement;

          "ANCILLARY AGREEMENTS" means all agreements, certificates and other instruments delivered or given pursuant to this Agreement including, without limitation, the Unanimous Shareholders' Agreement, the RoweCom Shareholders' Agreement, and the Undertaking; and "Ancillary Agreement" means any one of such agreements, certificates or, other instruments;

          "ASSETS" means all property and assets of each of the Corporation and RoweCom of every kind and wheresoever situate;

          "AUTHORIZATION" means, with respect to any Person, any authorization, order, permit, approval, grant, license, consent, right, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction, decree, or by-law, rule or regulation of any Governmental Entity, whether or not having the force of law, having jurisdiction over such Person;

          "BENEFIT PLANS" means all employee benefit plans relating to the employees of each of the Corporation and RoweCom, including profit sharing, pension and other deferred compensation arrangements, phantom stock option, stock option, employee stock purchase, bonus, retirement, health or insurance plans (oral or written);

          "BOOKS AND RECORDS" means all technical, business and financial and accounting records, financial books and records of account, books, data, reports, files, lists, drawings, plans, logs, briefs, customer and supplier lists, deeds, certificates, contracts, surveys, title opinions or any other documentation and information in any form whatsoever (including written, printed, electronic or computer printout form) relating to the Business;

          "BUSINESS" means, collectively, the Corporation's Business and the RoweCom Business;

          "BUSINESS DAY" means any day other than Saturday, Sunday or a day on which chartered banks are closed for business in Toronto, Ontario;

          "CLAIM" means any claim or liability of any nature whatsoever, including any demand, obligation, liability, debt, cause of action, suit, proceeding, judgment, award, assessment or reassessment;

          "CLOSING" means the completion of the transaction of purchase and sale of the Additional Purchased Shares as contemplated in this Agreement;

          "CLOSING DATE" means, with respect to the Closing, any time prior to April 30, 1997 or such other time as may be specified by the Purchaser;

          COMMON SHARES" means the common shares in the capital of the Corporation;

          "CONSENTS" means the consents of contracting parties to any Contract or Lease to the change in control of the Corporation contemplated in this Agreement, and "CONSENT" means any one of such Consents;

          "CONTRACTS" means all contracts to which the Corporation or RoweCom is a party including all contracts, leases of personal property, licenses, undertakings, engagements or commitments of any nature, written or oral, to which either the Corporation or RoweCom is entitled in connection with its Business including, without limitation, unfilled purchase orders received by either the Corporation or RoweCom, forward commitments by either the Corporation or RoweCom for supplies or materials entered into the ordinary course of the Business, all restrictive agreements and negative covenant agreements which either the Corporation or RoweCom may have with its employees, past or present and the Contracts listed in Schedule 4;

          "CORPORATE RECORDS" means the corporate records of each of the Corporation and RoweCom, including (i) all articles or similar constating documents, operating agreements, by-laws, any unanimous shareholders agreements and any amendments thereto; (ii) all minutes of meetings and resolutions of shareholders, directors and any committee thereof; and (iii) the share certificate books, register of shareholders, register of transfers and register of directors;

          "CORPORATION'S BUSINESS" means the business presently and heretofore carried on by the Corporation, consisting of the provision of secure electronic commerce products and services;

          "ENCUMBRANCES" means any mortgage, lien, pledge, assignment, charge, security interest, title retention agreement, hypothec, levy, execution, seizure, attachment, garnishment, right of distress or other claim in respect of property of any nature or kind whatsoever howsoever arising (whether consensual, statutory or arising by operation of law or other-wise) and includes arrangements known as sale and lease-back, sale and buy-back and sale with an option to buy-back;

          "ENVIRONMENTAL LAWS" means all applicable federal, provincial, state, municipal or local laws, statutes, regulations or ordinances relating to the environment, occupational safety, health, product liability and transportation;

          "ERISA" means the Employee Retirement Income Security Act of 1974, and any regulations issued pursuant thereto, as amended or replaced and as in effect from time to time;

          "EXCHANGE OPTION" has the meaning ascribed thereto in the recitals;

          "FINANCIAL STATEMENTS" means, collectively, the balance sheets for each of the Corporation and RoweCom for the fiscal year ending December 31, 1995, and the accompanying statements of income, retained earnings and changes in financial position for the year then ended and all notes thereto as reported upon in draft form by Coopers & Lybrand, Chartered Accountants and the unaudited balance sheets, and accompanying statements of income and changes in financial position for each of the Corporation and RoweCom for the fiscal year ended December 31, 1996;

          "GAAP" means at any time, generally accepted accounting principles from time to time approved by, in the case of the Corporation, the Canadian Institute of Chartered Accountants, or any successor institute, and in the case of RoweCom, the Financial Accounting Standards Board or any successor institute, applicable as at the date on which a given calculation is made or required to be made in accordance with generally accepted accounting principles;

          "GOVERNMENTAL ENTITY" means (i) any multinational, federal, provincial, state, municipal, local or other governmental or public department, court, commission, board, bureau, agency or instrumentality, domestic or foreign; (ii) any subdivision, agent, commission, board, or authority of any of the foregoing; or (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

          "HAZARDOUS SUBSTANCE" means any substance which is or is deemed to be, alone or in any combination, hazardous, hazardous waste, toxic, radioactive, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental Law, whether or not such substance is defined as hazardous under the Environmental Law;

          "INITIAL PURCHASED SHARES" has the meaning ascribed thereto in the recitals;

          "INTELLECTUAL PROPERTIES" means all right, title, interest and benefit of each of the Corporation and RoweCom in and to any registered or unregistered worldwide trademarks, trade or brand names, service marks, copyrights, copyright applications, designs, inventions, patents, patent applications, patent rights, licenses, sub-licenses, franchises, formulas, processes, know-how, technology, computer rights and other intellectual or industrial property of the Corporation or of RoweCom or pertaining to the Business, including the property listed in
Schedule 6;

          "INTERIM FINANCIAL STATEMENTS" means, collectively, the unaudited balance sheets of the Corporation and of RoweCom as at January 31, 1997 and the accompanying statement of income for the one month period then ended;

          "LAWS" means all statutes, codes, ordinances, decrees, rules, regulations, municipal by-laws, judicial or arbitral. or administrative or ministerial or departmental or regulatory judgments, orders, decisions, rulings or awards, policies, voluntary restraints, guidelines, or any provisions of the foregoing, including general principles of common and civil law and equity, binding on or affecting the Person referred to in the context in which such word is used; and "Law"' means any one of them;

          "LEASED PROPERTIES" means the real properties forming the subject matter of the Leases at the municipal addresses listed in Schedule 5;

          "LEASES" means the leases and subleases of real property to which either the Corporation or RoweCom is a party, as listed and described in
Schedule 5;

          "LOSS" means any loss whatsoever, including expenses, costs, damages, penalties, fines, charges, claims, demands, liabilities, interest and any and all legal fees and disbursements;

          "OPERATING AGREEMENT" means the Limited Liability Operating Agreement for RoweCom dated June 1, 1996;

          "OWNED PROPERTIES" means, collectively, the land and premises listed on Schedule 3 and the buildings and fixtures thereon;

          "PARTIES" means the Purchaser, the Corporation, RoweCom and any other person who may become a party to this Agreement; and "PARTY" means any one of them;

          "PERMITTED ENCUMBRANCES" means (i) Encumbrances for taxes, assessments or governmental charges or levies not yet due and delinquent; (ii) easements, rights-of-way or other minor imperfections of title which do not, individually or in the aggregate, materially detract from the value of or impair the use or marketability of any real property; (iii) restrictions on the transfer of shares imposed by the articles of the Corporation or the Operation Agreement of RoweCom and (iv) Encumbrances disclosed in Schedule 12;

          "PERSON" means an individual, partnership, corporation, trust, unincorporated association, joint venture or other entity or Governmental Entity, and pronouns have a similarly extended meaning;

          "PREFERRED SHARES" means the Class A Preferred Shares in the capital of the Corporation;

          "PURCHASED SHARES" means, collectively, the Initial Purchased Shares, the Additional Purchased Shares and the Exchange Option;

          "ROWECOM BUSINESS" means the business presently and heretofore carried on by RoweCom consisting of the provision of secure electronic commerce products and services;

          "ROWECOM INC." means the successor corporation to RoweCom resulting from its conversion into a corporation organized and existing under the laws of the State of Delaware;

          "ROWECOM SHAREHOLDERS' AGREEMENT" has the meaning ascribed thereto in the recitals;

          "SHAREHOLDER LOANS" means any indebtedness owing by RoweCom or the Corporation, directly or indirectly to any of their shareholders, or to a person controlled individually or in concert by their shareholders;

          "SUBSIDIARY" means a corporation controlled by the Corporation or by RoweCom, as the term "control" is defined in the Business Corporations Act (Ontario) as in effect at the date hereof and without reference to any amendments thereto after the date hereof;

          "TIME OF CLOSING" means 10:00 a.m. (Toronto time) on the Closing Date or such later time as the Closing may occur;

          "UNANIMOUS SHAREHOLDERS' AGREEMENT" means the unanimous shareholders' agreement of even date herewith among the Corporation and its shareholders;

          "UNDERTAKING" means the undertaking of RoweCom and certain others to the Purchaser of even date herewith; and

          "US$" means United States dollars.

1.2 GENDER AND NUMBER. Any reference in this Agreement to gender shall include all genders, and words importing the singular number only shall include the plural and vice versa.

1.3 HEADINGS, ETC. The provision of a Table of Contents, the division of this Agreement into Articles, Sections, Subsections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in the construction or interpretation of this Agreement.

1.4 CURRENCY. All references in this Agreement or any Ancillary Agreement to dollars, unless otherwise specifically indicated, are expressed in Canadian currency.

1.5 SEVERABILITY. Any Article, Section, Subsection or other subdivision of this Agreement or any Ancillary Agreement or any other provision of this Agreement or any Ancillary Agreement which is, or becomes, illegal, invalid or unenforceable shall be severed from this Agreement and any Ancillary Agreement and be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof or thereof.

1.6 ENTIRE AGREEMENT. This Agreement together with the Ancillary Agreements constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. Except as set forth in the Unanimous Shareholders' Agreement, there are no representation, warranties, conditions or other agreements, express or implied, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth herein and therein. If there is any conflict between the provisions of this Agreement and the provisions of any Ancillary Agreement, the provisions of this Agreement shall govern.

1.7 AMENDMENTS. This Agreement and any Ancillary Agreement may be amended, modified or supplemented only by a written agreement signed by all of the parties to such agreement.

1.8 WAIVER. No waiver of any of the provisions of this Agreement or any Ancillary Agreement shall be deemed to constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a waiver or continuing waiver unless otherwise expressly provided in writing duly executed by the party to be bound thereby.

1.9 GOVERNING LAW. This Agreement shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

1.10 INCLUSION. Where the word "including" or "includes" is used in this Agreement it means "including (or includes) without limitation".

1.11 ACCOUNTING TERMS. All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP.

1.12 INCORPORATION OF SCHEDULES. The following are the schedules attached to and incorporated in this Agreement:

FINANCIAL SCHEDULES

Schedule 1  -    Financial Statements as at December 31, 1995 and December 31,
                 1996

Schedule 2  -    Interim Financial Statements as at January 31, 1997

ASSET SCHEDULES

Schedule 3  -    Owned Properties

Schedule 4  -    Contracts

Schedule 5  -    Leases and Leased Properties

Schedule 6  -    Intellectual Property Rights

DISCLOSURE SCHEDULES

Schedule 7  -    Jurisdictions in which Business Carried On

Schedule 8  -    Environmental Compliance

Schedule 9  -    Authorizations

Schedule 10 -    Collective Agreements

Schedule 11 -    Insurance Policies

Schedule 12 -    Permitted Encumbrances

Schedule 13 -    Benefit Plans

Schedule 14 -    Employee Matters and Designated Employees

Schedule 15 -    Shareholder Loans

Schedule 16 -    Options

Schedule 17 -    Litigation

Schedule 18 -    Cumulative Tax Losses

Schedule 19 -    Accounts Payable and Accrued Liabilities

Schedule 20 -    Source and Use of Funds

Schedule 21 -    Ownership of RoweCom Shares

SCHEDULES OF FORMS

Schedule 22 -   Form of RoweCom Shareholders' Agreement

Schedule 23 -   Form of Registration Rights Agreement

                                   ARTICLE 2

                               PURCHASED SHARES

2.1 PURCHASE AND SALE. Subject to the terms and conditions hereof, the Purchaser hereby subscribes for and takes up the Initial Purchased Shares and the Corporation hereby issues the Initial Purchased Shares for an aggregate subscription price of US$1,000,000, the receipt of which is hereby acknowledged by the Corporation. Subject to the terms and conditions hereof, RoweCom hereby sells and the Purchaser hereby purchases the Exchange Option (the terms of which are contained in the RoweCom Shareholders' Agreement) for a purchase price of US$1.00, the receipt of which is hereby acknowledged by RoweCom.

2.2 RECEIPT. The Purchaser hereby acknowledges receipt of the Initial Purchased Shares and of the Exchange Option.

2.3 ADDITIONAL PURCHASED SHARES. Subject to the terms and conditions hereof, the Corporation agrees to issue and the Purchaser agrees to subscribe for the Additional Purchased Shares on the Closing Date. The subscription price payable by the Purchaser to the Corporation for the Additional Purchased Shares shall be $US3,000,000.


                                   ARTICLE 3

                   REPRESENTATIONS9 WARRANTIES AND COVENANTS
                       OF THE CORPORATION AND OF ROWECOM

3.1 REPRESENTATIONS AND WARRANTIES OF THE CORPORATION AND of RoweCom. Each of the Corporation and RoweCom represents and warrants as follows to the Purchaser and acknowledges and confirms that the Purchaser is relying upon such representations and warranties in connection with the purchase by the Purchaser of the Purchased Shares:

CORPORATE MATTERS RELATING TO THE CORPORATION AND ROWECOM
---------------------------------------------------------

(a)  Due Incorporation and Existence. The Corporation is a corporation
     ----------------------
incorporated and existing under the laws of the Province of Ontario. The Corporation is a "private company" within the meaning of the Securities Act (Ontario). RoweCom is a limited liability company organized and existing under the laws of the State of Delaware.

(b)  Corporate Power. Each of the Corporation and RoweCom has the requisite
     ---------------
power to own its property and to carry on its business as now being conducted by it.

(c)  Extra-Territorial Qualification. The Corporation is duly qualified,
     ---------------------------------
licensed or registered to carry on business in the Province of Ontario and as an extra-provincial corporation in the jurisdictions listed in Schedule 7. RoweCom is duly qualified, licensed or registered to carry on business in the State of Massachusetts and in the jurisdictions listed in Schedule 7. The jurisdictions listed in Schedule 7 include all jurisdictions in which the nature of the Assets or its Business make such qualifications necessary or where failure to be so qualified would have a material adverse effect on the affairs, assets, liabilities, business or prospects, operations or conditions of either the Corporation or RoweCom or their respective Business, financial or otherwise, or where either the Corporation or RoweCom owns or leases any material properties or assets or conducts any material business.

(d)  Authorized Capital. The authorized capital of the Corporation consists of
     --------------------
an unlimited number of Common Shares and an unlimited number of Preferred Shares of which at the date hereof, and after giving effect to the issue of the Initial Purchased Shares, 402,893 Common Shares (and no more) and 402,892 Preferred Shares (and no more) have been duly issued and are outstanding as fully paid and non-assessable and legally and beneficially owned as set forth in the Unanimous Shareholders' Agreement. The authorized capital of RoweCom consists of an unlimited number of common shares and an unlimited number of preferred shares of which 4,423,836 common shares and no preferred shares have been duly issued and are outstanding as fully paid and non-assessable and legally and beneficially owned as set forth in Schedule 21.

(e)  Options, etc. Except for the Purchaser's right hereunder, and under the
     ------------
Exchange Option with respect to the conversion of the Purchased Shares into common shares of RoweCom, and except as disclosed in Schedule 16 hereto, no Person has any option, warrant, right, call, commitment, conversion right, right of exchange or other agreement or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an option, warrant, right, call, commitment, conversion right, right of exchange or other agreement
(i) for the purchase from the Corporation of any of the Purchased Shares; or
(ii) for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Corporation or of RoweCom or of any securities of the Corporation or of RoweCom.

(f)  Dividends and Distributions. Since the date of the Financial Statements
     ---------------------------
neither the Corporation nor RoweCom has, directly or indirectly, declared or paid any dividends or declared or made any other distribution on any of its shares of any class and has not, directly or indirectly, redeemed, purchased or otherwise acquired any of its shares of any class or agreed to do so.

(g)  Subsidiaries.  The Corporation has no Subsidiaries or agreements of any
     ------------
nature to acquire any Subsidiary or acquire or lease any other business operations. RoweCom has no Subsidiaries and has no agreements of any nature to acquire any Subsidiary or acquire or lease any other business operations.

(h)  Corporate Records.
     ------------------

     (i) The Corporate. Records of the Corporation are complete and accurate and all corporate proceedings and actions reflected therein have been conducted or taken in compliance with all applicable Laws and with the articles and by-laws of the Corporation, and without limiting the generality of the foregoing, (i) the minute books contain complete and accurate minutes of all meetings of the directors and shareholders of the Corporation held since the incorporation of the Corporation, and all such meetings were duly called and held; (ii) the minute books contain all written resolutions passed by the directors and shareholders of the Corporation-and all such resolutions were duly passed; (iii) the share certificate books, register of shareholders and register of transfers of the Corporation are complete and accurate and, all, such transfers have been duly completed and approved and any exigible tax payable in connection with the transfer of any securities of the Corporation has been duly paid; and (iv) the registers of directors and officers are complete and accurate and all former and present directors and officers of the Corporation were duly elected or appointed, as the case may be.

(ii) The Corporate Records of RoweCom. are complete and accurate and all corporate proceedings and actions reflected therein have been conducted or taken in compliance with all applicable Laws and with the Operating Agreement, and without limiting the generality of the foregoing: (i) the minute books contain complete and accurate minutes of all meetings of the directors and shareholders of RoweCom held since the incorporation of RoweCom, and all such meetings were duly called and held; (ii) the minute books contain all written resolutions passed by the directors and shareholders of RoweCom and all such resolutions were duly passed; (iii) the share certificate books, register of shareholders and register of transfers of RoweCom are complete and accurate, and all such transfers have been duly completed and approved and any exigible tax payable in connection with the transfer of any securities of RoweCom has been duly paid; and (iv) the registers of directors and officers are complete and accurate and all former and present directors and officers of RoweCom were duly elected or appointed, as the case may be.

(i)  Validity of Agreement.  Each of the Corporation and RoweCom has all
     ---------------------
necessary corporate power to enter into and perform its obligations under this Agreement and the Ancillary Agreements to which it is a party. The execution, and delivery and performance by each of the Corporation and RoweCom of this Agreement and the Ancillary Agreements to which each is a party and the consummation of the transactions contemplated thereby:

     (i) have been duly authorized by all necessary corporate action on the part of the Corporation and of RoweCom; and

     (ii) do not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition) result in a violation or a breach of, or a default under or give rise to a right of termination, greater rights or increased costs, amendment or cancellation or the acceleration of any obligation under (A) any charter or by-law instruments of the Corporation or of RoweCom; (B) any contracts or instruments to which either of the Corporation or RoweCom is a party or by which either of them is bound; or (C) any Laws applicable to either of the Corporation or RoweCom.

Each of this Agreement and any Ancillary Agreement to which either the Corporation or RoweCom is a party constitutes legal, valid and binding obligations of the Corporation or of RoweCom enforceable against each of them in accordance with its terms, subject only to the following qualifications:

     (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy; and

     (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting the enforceability of creditors' rights.

(j)  Restrictive Documents.  Neither the Corporation nor RoweCom is subject to,,
     ---------------------
or a party to, any charter or by-law restriction, any Law, any Claim, any contract or instrument, any Encumbrance or any other restriction of any kind or character which would prevent the consummation of the transactions contemplated by this Agreement or any Ancillary Agreement or compliance by the Corporation or of RoweCom with the terms, conditions and provisions hereof or thereof or the continued operation of the Business by the Corporation or of RoweCom after the date hereof on substantially the same basis as heretofore operated or which would restrict the ability of the Purchaser to acquire any of the Purchased Shares, in each case except for:

     (i)  the necessity of obtaining the Consents; and

     (ii) the necessity of passing the appropriate resolutions of the directors and shareholders of the Corporation to permit the transfer of the Purchased Shares.

MATTERS RELATING TO THE ASSETS
------------------------------

(k)  Title to the Assets. Each of the Corporation and RoweCom has good title to
     --------------------
all of its Assets and good and marketable title in fee simple to its Owned Properties. Each of the Corporation and RoweCom has legal and beneficial ownership of its Assets free and clear of all Encumbrances, except for Permitted Encumbrances. Each of the Corporation and RoweCom has a valid leasehold title to all of its Leases.

(l)  No Options, etc. No Person has any written or oral agreement, option,
     ---------------
understanding or commitment, or any right or privilege capable of becoming such for the purchase from the Corporation or of RoweCom of any of the Assets, other than pursuant to purchase orders accepted by the Corporation or RoweCom in the ordinary course of their Business.

(m)  Accounts Receivable. All Accounts Receivable are bona fide, and, subject to
     -------------------
an allowance for doubtful accounts taken in accordance with GAAP, collectible without set-off or counterclaim.

(n)  Real Property.
     -------------

     (i) Neither the Corporation nor RoweCom is the owner of, or under any agreement or option to own, any real property or any interest therein, other than the Leases; and

     (ii) All of the buildings and fixtures on the Owned Properties and the Leased Properties (A) were constructed in accordance with all applicable laws and with all Authorizations validly issued pursuant thereto; (B) are in good operating condition and in a state of good maintenance and repair; and (C) are adequate and suitable for the purposes for which they are presently being used; and with respect to each.(and to the Owned Properties and the Leased Properties), the owner has adequate rights of ingress and egress for the operation of the Business in the ordinary course. None of the Owned Properties, the I-eased Properties or the buildings and fixtures thereon, nor the use, operation or maintenance thereof for the purpose of carrying on the Business, violates in any material respect, any restrictive covenant or any provision of any Law or encroaches on any property owned by any other Person. No condemnation or expropriation proceeding is pending or, to the best knowledge of each of the Corporation and RoweCom, threatened which would preclude or impair the use of any such property or any part thereof for the purposes for which it is currently used. There are no outstanding work orders with respect to any of the Assets from or required by any municipality, police department, fire department, sanitation, health or safety authorities or from any other Person and there are no matters under discussion with or by the Corporation or RoweCom relating to work orders.

(o) Leases. Each Lease is in good standing, creates a good and valid leasehold estate in the Leased Properties thereby demised and is in full force and effect without amendment thereto, except as disclosed in Schedule 5. With respect to each Lease, (i) all rents and additional rents due to the date hereof have been paid, (ii) neither the lessor, to the best of the knowledge of the Corporation or RoweCom, nor the lessee is in default thereunder, (iii) no waiver, indulgence or postponement of the lessee's obligations thereunder has been granted by the lessor, (iv) there exists no event of default or event, occurrence, condition or act (including the purchase of the Purchased Shares hereunder) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default under such Lease, (v) neither the Corporation nor RoweCom has violated any of the terms or conditions under any such Lease in any material respect, and (vi) to the best knowledge of the Corporation and of RoweCom, all of the covenants to be performed by any other party under any such Lease have been fully performed. Each of the Leased Properties is in a state of good maintenance and repair, normal wear and tear excepted, and is adequate and suitable for the purposes for which it is presently being used. True, correct and complete copies of the Leases have been provided to the Purchaser. Schedule 5 contains a true, correct and complete list of all of the Leases, together with a brief and accurate description of each Lease, including a description of the leased premises, the term of the Lease, the rental payments under the Lease (specifying any breakdown of base rent and additional rents), any rights of renewal and the term thereof, and any restrictions on assignment.

(p)  No Breach of Contracts.  Each of the Contracts listed in Schedule 4 is in
     ----------------------
full force and effect, unamended, and there exists no default or event of default or event, occurrence, condition or act (including the purchase of the Purchased Shares hereunder) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default thereunder, except for the necessity of obtaining the Consents, which Consents are listed in Schedule 4. Neither the Corporation nor RoweCom has violated or breached, in any material respect, any of the terms or conditions of any Contract, and to the best of the knowledge of the Corporation and of RoweCom, all the covenants to be performed by any other party thereto have been fully performed. True, correct and complete copies of all Contracts listed in
Schedule 4 have been delivered to the Purchaser.

(q)  Intellectual Property Rights.  The Intellectual Properties used in whole or
     ----------------------------
in part in, or required for the carrying on of, the Business in the manner heretofore carried on are set out in Schedule 6 and are owned by, or validly licensed to, the Corporation or to RoweCom as indicated in Schedule 6. Except as otherwise expressly stated in Schedule 6, the Corporation (i) has the exclusive right to use such Intellectual Properties, (ii) is the owner of record of such Intellectual Properties, and (iii) has not conveyed, assigned or encumbered any of them. All registrations and filings necessary to preserve the rights of the Corporation and of RoweCom in the Intellectual Properties have been made and are in good standing. To the best of the knowledge of each of the Corporation and RoweCom, the conduct of the Business does not infringe upon the intellectual properties of any other Person.

(r)  Condition of Equipment.  All tangible personal property forming part of the
     ----------------------
Assets, including furniture, and office and computer equipment, whether owned or leased, are in good operating condition and are in a state of good repair and maintenance having regard to the age and use thereof, reasonable wear and tear and obsolescence excepted.

FINANCIAL MATTERS
-----------------

(s)  Financial Statements.  The Financial Statements and the Interim Financial
     --------------------
Statements have been prepared in accordance with GAAP applied on a basis consistent with those of previous fiscal years and present fairly:

     (i) the Assets, liabilities, (whether accrued, absolute, contingent or otherwise) and financial position. of each of the Corporation and RoweCom as at the respective dates of the relevant statements; and

     (ii) the sales and earnings of each of the Corporation and RoweCom during the periods covered thereby.

The financial statements to be provided to the Purchaser pursuant to Section 3.2(2) shall contain no material variances from the financial information previously provided to the Purchaser.

As at the date hereof, there are no liabilities, absolute or contingent of the Corporation and RoweCom save and except for liabilities set forth in the Interim Financial Statements, liabilities set forth in the Contracts listed in Schedule 4 or in Contracts which, by the terms of Section 3.1 (ab) are not required to be disclosed, liabilities incurred in the ordinary course since the date of the Interim Financial Statements and liabilities set forth in the Accounts Payable and Accrued Liabilities listed in Schedule 19.

True, correct and complete copies of the Financial Statements and the Interim Financial Statements are attached as Schedule 1 and Schedule 2.

(t)  Accounts Payable and Accrued Liabilities.  The aggregate amount of Accounts
     ----------------------------------------
Payable for each of the Corporation-and RoweCom as of February 28, 1997 does not exceed the amount set out in Schedule 19.

(u) Taxes. Each of RoweCom and the Corporation has filed or caused to be filed, within the times and within the manner prescribed by Law, all federal, provincial, local, state and foreign tax returns and tax reports which are required to be filed by or with respect to each of them. The information contained in such returns and reports is correct and complete and such returns and reports reflect accurately all liability for taxes of the Corporation for the periods covered thereby. All federal, provincial, local, state and foreign income, profits, franchise, sales, use, occupancy, excise and other taxes and assessments (including interest and penalties) that are or may become payable by or due from each of the Corporation and RoweCom have been fully paid or fully disclosed and fully provided for in the Books and Records, the Financial Statements and the Interim Financial Statements. The federal income tax liability of each of the Corporation and of RoweCom has been assessed for all fiscal years to and including its fiscal year ended December 31, 1995. No examination of any tax return of either of the Corporation and RoweCom is currently in progress, there are no outstanding agreements or waivers extending the statutory period providing for an extension of time with respect to the assessment or re-assessment of tax or the filing of any tax return by, or any payment of any tax by either of the Corporation and RoweCom, and there are no Claims now threatened or pending against either of the Corporation and RoweCom in respect of taxes or any matters under discussion with any Governmental Entity relating to taxes. Each of the Corporation and RoweCom has withheld from each payment made by it the amount of all taxes and other deductions required to be withheld therefrom and has paid the same to the proper taxing or other authority within the time prescribed under any applicable Law. The cumulative tax losses set forth on Schedule 18 are true, correct and complete for the Corporation as at the date hereof.

PARTICULAR MATTERS RELATING TO THE CORPORATION'S BUSINESS
---------------------------------------------------------

(v)  Eligibility.
     -----------

     (i) The Corporation is a taxable Canadian corporation within the meaning of the Income Tax Act (Canada);

     (ii) the Corporation carries on no business other than the Corporation's Business;

     (iii) the Corporation has been in active business (as such term is defined in the Income Tax Act (Canada) for at least two years or, where the Corporation has been carrying on business for less than two years, throughout such shorter period of time;

     (iv) at least 50% of the Corporation's full-time employees are employed in Ontario;

     (v) at least 50% of the wages and salaries paid by the Corporation are paid to employees whose ordinary place of employment is a permanent establishment of the Corporation located in Ontario;

     (vi) not less than 90% of the fair market value of the property of the Corporation is attributable to property used in the Corporation's Business;

     (vii) the Corporation and all corporations related to it (as the term "related" is defined in the Income Tax Act (Canada)) have 500 or fewer employees; and

     (viii) the carrying value of the total assets (determined in accordance with GAAP on a consolidated or combined basis, where applicable) of the Corporation and all corporations related to it (determined in accordance with the Income Tax Act (Canada)) together with the amount of the aggregate subscription price for the Purchased Shares does not exce ed $50,000,000.

(w)  Sufficiency of Assets.  The Assets include all rights and property
     ---------------------
necessary to the conduct of the Business by the Corporation and RoweCom substantially in the manner presently carried on by each of them.

(x)  No Material Adverse Change.  Since the date of the Financial Statements
     --------------------------
there has been no change in the affairs, assets, liabilities, business, prospects, operations or conditions of any of the Corporation or RoweCom or the Business, financial or otherwise, whether arising as a result of any legislative or regulatory change, revocation of any license or right to do business, fire, explosion, accident, casualty, labour trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise, which has materially adversely affected or which will materially adversely affect any of the Corporation, RoweCom or the Business, except for general economic conditions affecting Canada, the United States or the industry in which the Corporation, RoweCom or the Business operates.

(y)  Compliance with Laws. Each of the Corporation and RoweCom is conducting its
     --------------------
Business in compliance with all applicable Laws of each jurisdiction in which its Business is carried on, except for acts of non-compliance which in the aggregate are not material.

(z)  Environmental Disclosure.
     -------------------------

     (i) Each of the Corporation and RoweCom has at all times received, handled, generated, used, stored, deposited, labelled, handled, treated, documented, transported and disposed of any Hazardous Substances in compliance with all applicable Environmental Laws, approvals or Authorizations, except as set forth in Schedule 8.

     (ii) None of the Owned Properties or Leased Properties has ever been used by any Person as a landfill site, a waste disposal site or as a location for the disposal of Hazardous Substance or waste and has ever had urea formaldehyde foam insulation, asbestos, PCB waste, radioactive substances or aboveground or underground storage vessels, active or abandoned, located thereon.

     (iii) Neither the Corporation nor RoweCom has been required by any Governmental Entity to:

            (A) alter its properties in a material way in order to be in compliance with Environmental Laws;

            (B)  remove any material from any of the Leased Properties; or

            (C) perform any remedial studies, investigations, closure, decommissioning, rehabilitation, restoration and post-remedial studies, investigations or monitoring on about or in connection with any of the Leased Properties.

     (iv) The Assets of the Corporation and of RoweCom are capable of being operated at maximum production levels in accordance with Environmental Laws.

(aa) Authorizations. Each of the Corporation and RoweCom owns, holds, possesses
     ----------------
or lawfully uses in the operation of the Business all Authorizations which are in any manner necessary for it to conduct the Business as presently or previously conducted or for the ownership and use of the Assets, free and clear of all Encumbrances and in compliance with all Laws applicable thereto. All such Authorizations are listed and described in Schedule 9 and neither the Corporation nor RoweCom is in default, nor has it received any notice of any Claim in default, with respect to any such Authorizations. All such Authorizations are renewable by their terms or in the ordinary course of business without the need for the Corporation or RoweCom to comply with any special qualification or procedures or to pay any amounts other than routine filing fees. None of such Authorizations will be adversely affected by the consummation of the transactions contemplated hereby, except as set forth in
Schedule 9. Neither the Corporation or RoweCom nor any affiliate of the Corporation or of RoweCom owns or has any proprietary, financial or other interests (direct or indirect) in any Authorization which the Corporation or RoweCom in owns, possesses or uses in the operation of the Business as now or previously conducted.

(ab) Material Contracts.  Schedule 4 contains a list of all Contracts of the
     ------------------
Corporation and of RoweCom which involve the expenditure of more than $25,000 or which have a term left to run of more than 2 years (the "Material Contracts"). Except for the Benefit Plans set forth in Schedule 13, Leases and the Contracts set forth in Schedule 4, neither the Corporation nor RoweCom is a party to or bound by:

     (i)   any Benefit Plans or any collective agreements;

     (ii)  any agreement or commitment relating to the borrowing of money;

     (iii) any guarantee or other contingent liability in respect of any indebtedness or other liability or obligation of any other Person (other than the endorsement of negotiable instruments for collection in the ordinary course of the Business);

     (iv) any contract or commitment limiting the freedom of the Corporation or of RoweCom to engage in any line of business or to compete with any other Person;

     (v) any licensing or other contract or commitment relating to Intellectual Properties used by either the Corporation or of RoweCom in the conduct of its Business;

     (vi) any agreement or commitment not entered into in the ordinary course of the Business; and

     (vii) any agreement or arrangement with any Person with whom the Corporation (or their present or former directors, officers and employees) does not deal at arm's length within the meaning of the Income Tax Act (Canada).

(ac) Employees.
     ----------

     (i) Each of the Corporation and RoweCom is in compliance with all Laws respecting employment and employment practices, terms and conditions of employment, pay equity and wages and hours and has not and is not engaged in any unfair labour practice;

     (ii) No unfair labour practice, complaint or grievance against either the Corporation or RoweCom is pending or, to the best of the knowledge of the Corporation and RoweCom, threatened before any labour relations board or similar Governmental Entity with respect to the Business;

     (iii) There is no labour strike, dispute, slowdown or stoppage actually pending or involving or, to the best of the knowledge of the Corporation and of RoweCom, threatened against either of the Corporation or RoweCom with respect to its Business;

     (iv) No union representation question exists respecting the employees of either the Corporation or RoweCom in connection with its Business and no collective bargaining agreement is in place or currently being negotiated by the Corporation or by RoweCom except as disclosed in
           Schedule 10;

     (v) No grievance which might have an adverse effect upon either of the Corporation or RoweCom or the conduct of its Business exists, no arbitration proceeding arising out of or under any collective agreement is pending, and no claim therefor has been asserted;

     (vi) No notice has been received by the Corporation of any complaint which has not been resolved filed by any of its employees claiming that the Corporation has violated the Employment Standards Act (Ontario) or the Human Rights Code (Ontario) (or any applicable employee or human rights or similar legislation in the other jurisdictions in which the Corporation operates), or of any complaints or proceedings which have not. been resolved of any kind involving the Corporation or, to the Corporation's knowledge, after due inquiry, any of the employees of the Corporation before any labour relations board. There are no outstanding orders or charges against the Corporation under the Occupational Health and Safety Act (Ontario) (or any applicable health and safety legislation in the other jurisdictions in which the Corporation carries on business). All levies, assessments and penalties made against the Corporation pursuant to the Workers' Compensation Act (Ontario) (and any applicable workers' compensation legislation in the other jurisdictions in which the Corporation carries on business) have been paid by the Corporation and the Corporation has not been reassessed under any such legislation except such as has been resolved;

     (vii) Schedule 14 contains a complete list of all permanent and full time employees of each of the Corporation and RoweCom, their salaries and wage rates, bonus arrangements, benefits, positions and length of service. Schedule 14 provides a correct and complete list showing all amounts due or accrued due for all salary, wages, - bonuses, commissions, vacation with pay, pension benefits or other employee benefits relating to all employees;

     (viii) No employee of the Corporation or of RoweCom has any agreement as to length of notice required to terminate his or her employment, other than such as results by law from the employment of an employee without agreement as to such notice or as to length of employment;

     (ix) All vacation pay (including all banked vacation pay), bonuses, commissions and other employee benefit payments are reflected and have been accrued in the Books and Records of each of the Corporation and of RoweCom;

     (x) The aggregate amount of salaries, pensions, bonuses, or other remuneration of any nature paid or payable by each of the Corporation and RoweCom to or for its present or former officers, directors, shareholders, employees or Persons not dealing at arm's length (as such term is defined in the Income Tax Act (Canada)) with them during the year ended on the date of the Financial Statements, are as set out in Schedule 14, and since that date, such payments have been made at no greater rates;

     (xi) The only benefit plans existing in respect of the employees of the Corporation and of RoweCom are the Benefit Plans disclosed on
            Schedule 13. True, correct and complete copies of all written Benefit Plans and related documentation have been provided to the Purchaser and any oral or written Benefit Plans are accurately described on Schedule 13. The Benefit Plans are duly registered where required by, and are in good standing under, all applicable Laws. All required employer and employee contributions and premiums under the Benefit Plans to the date hereof have been made, the respective fund or funds established under the Benefit Plans are funded in accordance with applicable Laws, and no past service funding liabilities exist thereunder;

     (xii) None of the Benefit Plans, nor any trust created thereunder, nor any trustee or administrator thereof, has engaged in any "prohibited transaction" as defined in Section 406 of ERISA., or

            Section 4975 of the Internal Revenue Code. The 401k Plan is (i) "qualified" within the meaning of Section 401(a) of the Internal Revenue Code; (ii) no facts or circumstances exist which would adversely affect the qualified status of the 401k Plan; and (iii) the trust established pursuant to the 401k Plan is tax exempt under section 501(a) of the Internal Revenue Code. No matter relating to any of the Benefit Plans is pending before any court or government agency. Each of the Benefit Plans which is group health plans, as defined in Section 4980(B) of the Internal Revenue Code, is in compliance with the requirements of Internal Revenue Code Section 4980(B) and Part 6 of Subtitle B of Title I of ERISA; and

     (xiii) No payments have been made or authorized since the date of the Financial Statements by either the Corporation or RoweCom to its officers, directors, former directors, shareholders or employees or to any Person not dealing at arm's length (as such term is defined in the Income Tax Act (Canada)) with any of the foregoing, except in the ordinary course of the Business and at the regular rates payable to them of salary, pension, bonuses, rents or other remuneration of any nature.

(ad) Insurance.  Each of the Corporation and RoweCom maintains insurance
     ---------
policies with responsible insurers as are appropriate to the Business and Assets in such amounts and against such risks as are customarily carried and insured against by prudent owners of comparable businesses and assets. All such policies of insurance coverage are in full force and effect. Neither the Corporation nor RoweCom is in default with respect to any of the provisions contained in any such insurance policy and has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion. A summary of such policies is contained in Schedule 11.

(ae) Litigation. Other than as set forth in Schedule 17 there is no action, suit
     ----------
or proceeding, at law or in equity, by any Person, nor any arbitration, administrative or other proceeding by or before (or to the best of the knowledge of the Corporation and of RoweCom any investigation by) any Governmental Entity pending, or, to the best of the knowledge of the Corporation and of RoweCom, threatened against or affecting either of the Corporation or RoweCom or any of its properties or rights or any of the Assets, and neither the Corporation nor RoweCom knows of any valid basis for any such action, suit, proceeding, arbitration or investigation. Neither the Corporation nor RoweCom is subject to any judgment, order or decree entered in any lawsuit or proceeding.

(af) Shareholder Loans.  Schedule 15 contains a true, correct and complete list
     -----------------
of all Shareholder Loans including the amount owing and the terms applicable thereto.

(ag) No Insolvency Proceedings.  Neither the Corporation nor RoweCom has made
     -------------------------
any assignment for the benefit of its creditors nor has any receiving order been made against it under the Bankruptcy and Insolvency Act (Canada) or similar laws of any other jurisdiction, nor has any petition for such an order been served upon it, nor has it attempted to take the benefit of any legislation with respect to financially distressed debtors, nor, after giving effect to this financing, is an insolvent person within the meaning of the Bankruptcy and Insolvency Act (Canada) or under any applicable bankruptcy legislation.

(ah) Full Disclosure.  None of this Agreement or any Ancillary Agreement or any
     ---------------
certificate or statement in writing which has been supplied by or on behalf of the Corporation or RoweCom or by any of the directors, officers or employees of the Corporation or, of RoweCom in connection with the transactions contemplated hereby contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to the Corporation or to RoweCom which materially and adversely affects the affairs, businesses, prospects, operations or conditions of the Corporation or of RoweCom, financial or otherwise, or the Business or the Assets, which has not been set forth in this Agreement.

(ai) Conduct of Business. Since the date of the Financial Statements the
     -------------------
Business has been carried on in the ordinary course and neither the Corporation nor RoweCom has, other than disclosed in writing to the Purchaser:

     (i) incurred any liability, obligation or expenditure of any nature (whether accrued, absolute, contingent or otherwise) or committed to - make or perform any capital expenditures or maintenance or repair projects, except for (x) liabilities, obligations or expenditures incurred or made in the ordinary course of the Business or deferred income taxes or income tax credits; and (y) capital expenditures or maintenance or repair projects that do not exceed $25,000 on a per item basis;

     (ii) made any bonus or profit sharing distribution or payment of any kind;

     (iii) drawn down on any operating line, increased its indebtedness for borrowed money or made any loan to any Person;

     (iv) written off as uncollectible any notes or Accounts Receivable exceeding $25,000 in the aggregate;

     (v) cancelled or waived any claims or rights of the Corporation or of RoweCom having a value greater than $25,000;

     (vi) granted any increase in the rate of wages, salaries, bonuses or other remuneration to any executive or other employee;

     (vii) entered into any transaction with a Person not dealing at arm's length;

     (viii) made any change in any method of accounting or auditing practice;

     (ix) amended the articles or by-laws of either the Corporation or of RoweCom; or

     (x)    agreed, whether or not in writing, to do any of the foregoing.

3.2         COVENANTS OF THE CORPORATION AND ROWECOM.

     (1) The Corporation hereby covenants that in addition to the restrictions contained in the Unanimous Shareholders' Agreement, it will not use and does not intend to use the proceeds received from the Purchaser as the Subscription Price for the purpose of investment in land (except land that is incidental and ancillary to the Corporation's Business).

     (2) Each of the Corporation and/or RoweCom shall provide the audited consolidated and unconsolidated financial statements for the year ended December 31, 1996 and final audited consolidated financial statements for the year ended December 31, 1995 to the Purchaser no later than April 30, 1997.

     (3) The Corporation shall use funds received from the Purchaser in satisfaction of the Subscription Price substantially in the manner set forth in
Schedule 20.

3.3 CONDUCT OF BUSINESS PRIOR TO CLOSING. Prior to the Closing Date, each of the Corporation and RoweCom will conduct the Business in the ordinary course thereof unless the Corporation or RoweCom, as the case may be, has been given the prior written consent of the Purchaser to do otherwise. Without limiting the generality of the foregoing:

     (a) Each of the Corporation and RoweCom will continue to maintain and service the Assets used in the conduct of the Business in the same manner as has been its consistent past practice.

     (b) Each of the Corporation and RoweCom shall use its best efforts to keep available the services of the present employees and agents of the Business and to maintain the relations and goodwill with the suppliers, customers, distributors and any others having business relations with the Business.

     (c) Each of the Corporation and RoweCom shall use its best efforts to conduct the Business in such a manner that on the Closing Date the representations and warranties of the Corporation and of RoweCom contained in this Agreement shall be true, correct and complete as if such representations and warranties were made on and as of such date.


                                   ARTICLE 4

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

4.1 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants as follows to the Corporation and acknowledges and confirms that the Corporation is relying on such representations and warranties in connection with the sale by the Corporation of the Purchased Shares:

(a)  Due Incorporation and Existence.  The Purchaser is a corporation
     -------------------------------
incorporated and existing under the laws of Canada.

(b)  Validity of Agreement.  The Purchaser has all necessary corporate power to
     ---------------------
enter into and to perform its obligations under this Agreement and the Ancillary Agreements to which it is a party. The execution, delivery and performance by the Purchaser of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement and the Ancillary Agreements to which it is a party constitute legal, valid and binding obligations of the Purchaser enforceable against it in accordance with their respective terms.

(c)  Restrictive Documents.  The Purchaser is not subject to, or a party to, any
     ---------------------
charter or by-law restriction, any Law, any Claim, any contract or instrument, any Encumbrance or any other restriction of any kind or character which would prevent consummation of the transactions contemplated by this Agreement.

                                   ARTICLE 5

                             CONDITIONS OF CLOSING

5.1 CONDITIONS FOR THE BENEFIT OF THE PURCHASER. The purchase and sale of the Additional Purchased Shares is subject to the following conditions to be fulfilled or performed at or prior to the Closing Date, which conditions are for the exclusive benefit of the Purchaser and may be waived in whole or in part by the Purchaser in its sole discretion:

(a)  Truth of Representations and Warranties of the each of RoweCom and the
     ----------------------------------------------------------------------
Corporation. The representations and warranties of each of RoweCom and the
-----------
Corporation contained in this Agreement or in any Ancillary Agreement shall be true and correct as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of such date, and each of RoweCom and the Corporation shall also have executed and delivered a certificate of a senior officer to that effect. The receipt of such evidence and the Closing shall not be a waiver of the representations and warranties of each of RoweCom and the Corporation which are made in this Agreement. Upon the delivery of such certificates, the representations and warranties of each of RoweCom and the Corporation in Article 3 shall be deemed to have been made on and as of the Closing Date with the same force and effect as if made on and as of such date.

(b)  Performance of Covenants by each of RoweCom and the Corporation.  RoweCom
     ---------------------------------------------------------------
and the Corporation shall have fulfilled or complied with all covenants contained in Section 3.2 to be performed or caused to be performed by them at or prior to the Time of Closing.

(c)  Issuance of Shares to RoweCom Inc.  The Corporation shall have issued to
     ---------------------------------
RoweCom Inc. and RoweCom Inc. shall have subscribed for and taken up 1,208,676 Common Shares for an aggregate subscription price of $1.00.

(d)  Conversion of RoweCom into a Corporation.  RoweCom shall have converted
     ----------------------------------------
into a corporation organized and existing under the laws of the State of Delaware in a manner satisfactory to the Purchaser.

(e)  Unanimous Shareholders' Agreement.  RoweCom Inc. and its shareholders shall
     ---------------------------------
have entered the RoweCom Shareholders' Agreement with the Purchaser substantially in the form attached hereto as Schedule 22.

(f)  Registration Rights Agreement.  RoweCom Inc. shall have entered into a
     -----------------------------
registration rights agreement with the Purchaser substantially in the form attached hereto as Schedule 23.

(g)  Conversion of Loans. The loans of, (or other monies advanced by) each of
     -----------
Phillippe Villers, Jerome Rubin and Jacques Raiman to RoweCom shall have been converted to preferred shares in the capital of RoweCom Inc. on terms satisfactory to the Purchaser.

(h)  Deliveries.  The Corporation shall have delivered or caused to be delivered
     ----------
to the Purchaser the following in form and substance satisfactory to the
Purchaser:

     (i) share certificates representing the Additional Purchased Shares duly made out in the name of the Purchaser, together with evidence satisfactory to the Purchaser that the Purchaser has been duly entered upon the books of the Corporation as the holder of the Additional Purchased Shares;

     (ii) certified copies of (i) the charter documents and extracts from the by-laws of the Corporation relating to the execution of documents;
           (ii) all resolutions of the shareholders, the board of directors or any duly authorized committee thereof, of the Corporation approving the entering into of this Agreement and the completion of all transactions contemplated hereunder; and (iii) all other instruments evidencing necessary corporate action of the Corporation and of Authorizations, if any, with respect to such matters;

     (iii) certificates of the Secretary or an Assistant Secretary of the Corporation certifying the names and true signatures of its officers authorized to sign this Agreement and the other instruments to be delivered hereunder;

     (iv) a certificate of status, compliance, good standing or like certificate with respect to the Corporation issued by appropriate government officials of the jurisdiction of its incorporation and of each jurisdiction in which the Corporation carries on business as listed in Schedule 7;

     the certificates referred to in subsection 5.1(a);

     (vi) an opinion of counsel to the Corporation and such other documents as the Purchaser may request substantially in the form as those delivered to the Purchaser concurrently with the execution of this Agreement.


                                   ARTICLE 6

                                 MISCELLANEOUS

6.1 NOTICES. Any notice, direction or other instrument required or permitted to be given hereunder shall be in writing and given by delivering or sending it by telecopy or other similar form of communication addressed:

(a)  to the Purchaser at:

     Working Ventures Canadian Fund Inc.
     148 York Street, Unit 202
     London, Ontario
     N6A IA9

     Attention:  Mr. Rick Jankura
     Telecopier: (519) 645-3051

          - and -

     Working Ventures Canadian Fund Inc.
     250 Bloor Street East
     Suite 1600
     Toronto, Ontario
     M4W IE6

     Attention:   Mr. W. James Whitaker
     Telecopier:  (416) 929-2421

(b)  to the Corporation at:

     Rowe Communications Ltd.
     100 Collip Circle
     London, Ontario
     N6G 4X8

     Attn: Dr. Richard Rowe, Mr. Louis Hernandez
     Telecopier: (519) 858-5107

(c)  to RoweCom at:

     RoweCom LLC
     725 Concord Avenue
     Cambridge, MA
     U.S.A. 02138

     Attn: Dr. Richard Rowe, Mr. Louis Hernandez
     Telecopier: (617) 497-6825

Any such notice, direction or other instrument given as aforesaid shall be deemed to have been effectively given, if sent by telecopier or other similar form of telecommunications on the next Business Day following such transmission or, if delivered, to have been received on the date of such delivery. Any Party may change its address for service from time to time by notice given in accordance with the foregoing and any subsequent notice shall be sent to the Party at its changed address.

6.2       TIME OF THE ESSENCE. Time shall be of the essence of this Agreement.

6.3 Brokers. It is understood and agreed that no broker, agent or other intermediary acted for the Corporation in connection with the sale of the Purchased Shares and the Corporation shall indemnify and save harmless the Purchaser from and against any Claims whatsoever for any commission or other remuneration payable or alleged to be payable to any broker, agent or other intermediary who purports to act or have acted for the Corporation.

6.4 THIRD PARTY BENEFICIARIES. Each Party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person, other than the Parties hereto, and no Person, other than the Parties hereto, shall be entitled to rely on the provisions hereof in any action, suit, proceeding, hearing or other forum.

6.5 Expenses. Except as otherwise expressly provided herein, all out of pocket costs and expenses (including the fees and disbursements of legal counsel and the accounting herein engaged by the Purchaser in connection with its due diligence) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Corporation.

6.6 ENUREMENT. This Agreement shall enure to the benefit of and be binding upon the Parties, their successors and any permitted assigns.

6.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

          IN WITNESS WHEREOF this Agreement has been executed by the Parties as of the date first above written.

                         ROWE COMMUNICATIONS LTD.


                         Per:____________________________________
                           Richard Rowe
                           President


                         WORKING VENTURES CANADIAN
                         FUND INC.


                         Per:____________________________________
                           James Whitaker


                         ROWECOM LLC


                         Per:____________________________________
                           Richard Rowe
                           President


                         Per:____________________________________
                           Richard Rowe
                           Per Rowe Communication, Inc.

                                 Investment in

                           ROWE COMMUNICATIONS LTD.

                                      By

                      WORKING VENTURES CANADIAN FUND INC





                          BERG KENNEDY CLEAVER BROAD
                            Barristers & Solicitors
                          1900 - 140 Fullarton Street
                                London, Ontario
                                    N6A 5P2

                                 (519) 679-8000

                                     INDEX

BOOK ONE
--------

1. Share Purchase Agreement with Working Ventures Canadian Fund Inc. as Purchaser Schedules attached;

BOOK TWO
--------

2. Certificate of Officer of Rowe Communications Ltd. - Resolutions with respect Working Ventures Transaction attached

3. Certificate of Officer of RoweCom Inc. with all relevant corporate document attached

4.   Unanimous Shareholder's Agreement with respect to RoweCom Inc.

5.   Unanimous Shareholder's Agreement with respect to Rowe Communications Ltd.

6.   Marketing Intangible License Agreement

7.   Technology License Agreement

8.   Marketing Intangible Development Agreement

9.   Security Agreement

10.  Trademark Collateral Security and Pledge Agreement

11.  Memorandum of Grant of Security Interest in Copyrights

12.  Summary of Distribution of Proceeds

13.  Certificate of Merger

14.  Agreement and Plan of Merger